UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2009

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	98-0514342
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies		Not Applicable
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

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Item 1.03               Bankruptcy or Receivership

As previously reported, on January 12, 2009, Apex Silver Mines Limited (the “Company”) and its wholly-owned subsidiary Apex Silver Mines Corporation (“ASMC”) filed voluntary joint petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case Number 09-10182).

On March 4, 2009, the Bankruptcy Court entered an order confirming the Joint Plan of Reorganization, as supplemented by the Plan Supplement filed with the Bankruptcy Court on February 26, 2009 and the Amended Plan Supplement (described below) filed with Bankruptcy Court on March 4, 2009 (collectively, the “Plan”). The Company expects the Plan to be effective on or about March 24, 2009 when a series of transactions contemplated by the Plan, including the sale of the San Cristóbal mine, are completed.

Pursuant to the Plan, the Company will sell to Sumitomo Corporation (“Sumitomo”) the Company’s remaining direct and indirect interests in the San Cristóbal mine, including its 65% interest in Minera San Cristóbal, for a cash purchase price of $27.5 million, plus $2.5 million in expense reimbursements and the assumption of certain liabilities, pursuant to the Purchase and Sale Agreement dated January 12, 2009 (the “Purchase Agreement”), among ASMC, certain other wholly owned subsidiaries of the Company, Sumitomo and one of Sumitomo’s wholly owned subsidiaries.  In addition, under the terms of the Purchase Agreement and the Plan, the Company will be released from liabilities associated with the San Cristóbal mine, including its guarantee of San Cristóbal’s indebtedness.  Sumitomo may terminate the Purchase Agreement under certain circumstances, including if the closing of the transaction does not occur prior to March 31, 2009.  Although the consummation of the Purchase Agreement is subject to fulfillment of customary conditions, the Company presently anticipates that the Purchase Agreement will be consummated on or about March 24, 2009 in conjunction with, and as a condition to, the Company’s emergence from bankruptcy pursuant to the Plan.

As a condition to the closing of the Purchase Agreement, ASMC will enter into a Management Services Agreement with Sumitomo (the “Management Agreement”) under which it will provide certain management services to the San Cristóbal mine following consummation of the Purchase Agreement and emergence from Chapter 11 proceedings.  ASMC will receive an annual fee of approximately $6.0 million, and a potential annual incentive fee of $1.5 million.  The services will include, for example, management of technical and operating activities, administrative support, information technology and local community relations.  The Management Agreement will have an initial term of twelve months and thereafter may be terminated by either party with prior notice.  If terminated by Sumitomo, ASMC will be entitled to a $1.0 million termination fee.

Under the Plan, the Company has created a new subsidiary, Golden Minerals Company, a Delaware corporation.  All of the Company’s assets, other than a small cash reserve for the payment of liquidation expenses, will be transferred to Golden Minerals Company and the Company will be liquidated in accordance with Cayman Islands law.  The current equity holders of the Company will receive no recovery under the Plan and the ordinary shares of the Company are expected to be cancelled through the liquidation process.  Under the Plan, holders of the Company’s currently outstanding $290 million 4.0% and 2.875% Convertible Senior Subordinated Notes due 2024 (collectively, the “Subordinated Notes”) will be entitled to receive a pro rata distribution of (i) common stock of Golden Minerals Company, and (ii) approximately $45 million in cash.  Other unsecured creditors will receive cash payments for their claims, up to a maximum recovery of $10,000 per claim, or a pro rata distribution of common stock of Golden Minerals Company.  Approximately 3 million shares of common stock of Golden Minerals Company will be issued to holders of the Subordinated Notes and other unsecured creditors under the Plan.  Other than 100 shares which have been issued to the Company, no shares of common stock of Golden Minerals Company are currently outstanding.

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Upon emergence from bankruptcy and the closing of the Sumitomo transactions in accordance with the Plan, Sumitomo will waive and release the Company from any liability associated with amounts outstanding under the $35 million debtor-in-possession term credit facility and the San Cristóbal project finance facility (the “Facility”).  The other senior lenders under the Facility will likewise release the Company from any liability associated with amounts outstanding under the Facility at that time.  The Subordinated Notes will be cancelled.

The assets and liabilities of the Company as of the date of the Order are as set forth in the Disclosure Statement filed with the Bankruptcy Court.

Item 8.01               Other Events

On March 4, 2009, the Company and ASMC filed an Amended Plan Supplement (the “Amended Plan Supplement”) to their Joint Plan of Reorganization with the Bankruptcy Court.  The Amended Plan Supplement contains the Amended and Restated Certificate of Incorporation and the Bylaws of Golden Minerals Company and is attached as Exhibit 2.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1	Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated March 4, 2009. (1)

2.2	Supplement to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 26, 2009. (2)

2.3	Amended Supplement to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated March 4, 2009.

99.1	Order Confirming Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated March 4, 2009.

99.2	Disclosure Statement with Respect to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 4, 2009. (1)

(1)  Incorporated by reference to the Company’s Current Report on Form 8-K filed February 6, 2009.

(2)  Incorporated by reference to the Company’s Current Report on Form 8-K filed March 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2009

Apex Silver Mines Limited

By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Vice President, Controller

EXHIBIT INDEX

Exhibit No.	Description
2.1	Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated March 4, 2009. (1)

2.2	Supplement to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 26, 2009. (2)

2.3	Amended Supplement to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated March 4, 2009.

99.1	Order Confirming Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated March 4, 2009.

99.2	Disclosure Statement with Respect to the Joint Plan of Reorganization of Apex Silver Mines Limited and Apex Silver Mines Corporation under Chapter 11 of the Bankruptcy Code dated February 4, 2009. (1)

(1)  Incorporated by reference to the Company’s Current Report on Form 8-K filed February 6, 2009.

(2)  Incorporated by reference to the Company’s Current Report on Form 8-K filed March 4, 2009.